UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2011 Annual Report to Shareholders

DWS RREEF Global Real Estate Securities Fund

Contents
4 Portfolio Management Review
11 Performance Summary
14 Investment Portfolio
19 Statement of Assets and Liabilities
21 Statement of Operations
22 Statement of Changes in Net Assets
23 Financial Highlights
28 Notes to Financial Statements
40 Report of Independent Registered Public Accounting Firm
41 Information About Your Fund's Expenses
42 Tax Information
43 Investment Management Agreement Approval
48 Summary of Management Fee Evaluation by Independent Fee Consultant
52 Board Members and Officers
57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Stocks may decline in value. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

For its most recent fiscal year ended December 31, 2011, Class A shares of DWS RREEF Global Real Estate Securities Fund returned -7.85%. In comparison, the fund's benchmark, the FTSE EPRA/NAREIT Developed Index returned -6.46%.

Overall, global property stocks began 2011 positively, with favorable economic news amid geopolitical uncertainty. However, the gains were not equally distributed regionally, as the Americas led the way based on earnings momentum, while development in Asia ex-Japan lagged due to central bank interest rate hikes. In March 2011, all eyes turned to the disaster in Japan as financial markets grew turbulent in the aftermath of that country's tragic earthquake and tsunami. Globally listed real estate stocks turned up in the second quarter as all regions posted solid earnings results. However, in the third quarter, global real estate stocks suffered major reversals, along with the broader equity markets, as news of U.S. political gridlock, European Union (EU) austerity and a financial bailout for Greece sparked bouts of market volatility. Growth-oriented market sectors and stocks with higher debt levels underperformed as weak economic data and heightened concern regarding the stability of the European banking system resulted in investor risk aversion. Globally listed real estate stocks then came off their lows in the fourth quarter as the most aggressive action to date by the European Central Bank (ECB) in response to the Continent's sovereign debt crisis provided at least a short-term reprieve for investors. The ECB's long-term refinancing option provides European banks — which recently have had trouble attracting needed assets — with nearly unlimited three-year funding at 1% interest. In December 2011, gradually improving U.S. economic data — including a healthy upturn in manufacturing statistics and a continuing decline in weekly jobless claims — lifted REIT prices in the Americas region, though real estate investment securities in other parts of the world continued to languish.

Over the calendar year, both stock selection and regional allocation detracted from relative performance. Stock selection was weakest in Europe and Japan, though this was somewhat offset by strong stock selection in the Americas and Asia ex-Japan. The largest detractors based on regional allocation came from a slight overweight to the underperforming Asia ex-Japan and Japan regions, more than offsetting positive returns from the fund's overweight position in the outperforming Americas region.

Positive Contributors to Fund Performance

During the period, the fund's overweight to the self-storage U.S. REIT Extra Space Storage represented the top individual contributor, as the company reported strong earnings. Investors also saw greater growth potential for Extra Space Storage based on the company's higher level of leverage compared with other stocks in the REIT self-storage sector. In addition, an underweight to the Hong Kong firm New World Development contributed to results, as concern over moves by China's central bank to restrain inflation hurt Hong Kong's developer stocks. Lastly, overweight positions in high-quality regional mall owners with superior balance sheets, such as Simon Property Group, Inc. and Taubman Centers, also contributed significantly to performance.

We believe that global real estate securities currently present a compelling opportunity to potentially capitalize on the world's real estate markets. Additionally, because they pay out nearly all of their rental income to shareholders, real estate securities can potentially provide attractive dividends.

Negative Contributors to Fund Performance

The portfolio's overweight in the out-of-benchmark U.S. health care real estate firm Brookdale Senior Living was the most significant detractor from returns during the annual period, based on investors' negative responses to Brookdale's erratic earnings reports. In addition, holdings in Japan Real Estate Investment Corp. negatively impacted performance as the Japanese REIT market remained under pressure due to global macroeconomic concerns, continued outflows from mutual funds and a supply/demand imbalance in the Japanese real estate market.

Outlook and Positioning

We continue to believe that a credible solution to the European crisis includes the ECB aggressively cutting rates and purchasing sovereign debt without any offsetting transactions. At this point, however, even drastic action may be insufficient to stave off a Eurozone breakup, as imposed austerity measures are providing little hope for even nominal GDP growth in troubled peripheral European countries. Elsewhere, a meaningful slowdown in global inflation is providing an environment for global central banks to halt — and, in many cases, reverse — monetary tightening. The question remains whether synchronized global monetary easing will be enough to outweigh a potential debacle in the Eurozone.

"By December of 2011, gradually improving U.S. economic data — including a healthy upturn in manufacturing statistics and a continuing decline in weekly jobless claims — had lifted REIT prices in the Americas region, though real estate investment securities in other parts of the world continued to languish."

In terms of the fund's current allocation, the fund's largest regional overweight is to Australia, as the country's REIT sector is viewed as defensive, with any rise in investor risk aversion likely to spur relative outperformance in the region. And with the majority of their earnings backed by rental income, we would expect Australian REITs to remain well supported in the current real estate environment. The fund's largest underweight is to Europe ex-U.K. Sovereign debt concerns continue to plague the Continent, and economic problems persist that we believe will make recovery there slow at best.
Ten Largest Equity Holdings at December 31, 2011 (32.5% of Net Assets)	Country	Percent
1. Simon Property Group, Inc. Owner and operator of regional shopping malls	United States	7.1%
2. Sun Hung Kai Properties Ltd. Specializes in premium-quality residential and commercial projects for sale and investment	Hong Kong	4.2%
3. Public Storage Owner and operator of personal and business mini-warehouses	United States	3.2%
4. Health Care REIT, Inc. Owns and finances the development of nursing homes and retirement centers	United States	3.0%
5. Vornado Realty Trust Owner and manager of investments in community shopping centers	United States	2.8%
6. Boston Properties, Inc. Developer of commercial and industrial real estate	United States	2.6%
7. Unibail-Rodamco SE Investor and developer of real estate investments	France	2.6%
8. AvalonBay Communities, Inc. Self-managed, multifamily real estate investment trust	United States	2.4%
9. Mitsubishi Estate Co., Ltd Owner and developer of residential and office properties	Japan	2.3%
10. Camden Property Trust Owner and manager of multifamily residential apartment communities	United States	2.3%
Portfolio holdings are subject to change.
For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Portfolio Management Team

John F. Robertson, CFA, Managing Director

Lead Portfolio Manager of the fund. Joined the fund in 2006.

· Joined RREEF in 1997, Deutsche Asset Management in 2002; previously was an Assistant Vice President of Lincoln Investment Management responsible for REIT research.

· Global Head of RREEF Real Estate Securities with over 18 years of investment industry experience.

· BA, Wabash College; MBA, Indiana University.

Daniel Ekins, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

· Joined RREEF in 1997, Deutsche Asset Management in 2002.

· Over 23 years of investment industry experience.

· BS, University of South Australia.

John Hammond, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

· Joined RREEF and Deutsche Asset Management in 2004; previously was Director at Schroder Property Investment Management and Director at Henderson Global Investors.

· Over 17 years of investment industry experience.

· BSc, University of Reading, U.K.

William Leung, Director

Portfolio Manager of the fund. Joined the fund in 2006.

· Joined Deutsche Asset Management in 2000; previously was an equity research analyst focusing on Hong Kong and China at Merrill Lynch and UBS Warburg.

· Over 12 years of investment industry experience.

· MBA, Hong Kong University of Science & Technology.

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Joined the fund in 2006.

· Joined RREEF and Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004-September 2004, and Managing Director of RREEF from 1996-March 2004, and Deutsche Asset Management from 2002-March 2004.

· Over 13 years of investment industry experience.

· BS, University of Southern California.

Jerry W. Ehlinger, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2010.

· Joined RREEF, Deutsche Asset Management, Inc. in 2004; previously has worked as a Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.

· Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

· Over 13 years of investment industry experience.

· BA, University of Wisconsin — Whitewater; MS, University of Wisconsin — Madison.

Ross McGlade, Director

Portfolio Manager of the fund. Joined the fund in 2010.

· Joined the Company in 2006 after 19 years of experience at ABN AMRO, AMP Capital and McCann & Associates.

· Portfolio manager for Real Estate Securities: Sydney.

· Bachelor of Business in Land Economy from Hawkesbury Agricultural College; Graduate Diploma in Applied Finance and Investment from Securities Institute of Australia; registered property valuer, NSW.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The FTSE EPRA/NAREIT Developed Index tracks the performance of developed-market REITs. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

The Eurozone refers to a currency union among the European Union member states that have adopted the euro as their sole currency.

Sovereign debt is government debt issued in foreign currencies

Gross domestic product (GDP) is the value of goods and services produced in an economy.

Real Estate Investment Trusts (REITS) are securities that invest in real estate either through properties or mortgages. These securities, which are sold on major stock exchanges, also receive special tax considerations.

Performance Summary December 31, 2011
Average Annual Total Returns as of 12/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	Life of Fund*
Class A	-7.85%	13.86%	-6.92%	-2.54%
Class C	-8.61%	12.94%	-7.72%	-3.38%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-13.15%	11.63%	-8.02%	-3.59%
Class C (max 1.00% CDSC)	-8.61%	12.94%	-7.72%	-3.38%
No Sales Charges					Life of Class M**
Class S	-7.45%	14.15%	-6.70%	-2.31%	N/A
Institutional Class	-7.48%	14.25%	-6.58%	-2.20%	N/A
Class M	N/A	N/A	N/A	N/A	-9.97%
FTSE EPRA/NAREIT Developed Index+	-6.46%	15.35%	-5.93%	-1.47%	-10.23%

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.

** Class M shares commenced operations on February 28, 2011. Index returns began on February 28, 2011.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 29, 2011 are 1.67%, 2.47%, 1.86%, 1.20% and 1.43% for Class A, Class C, Class S, Institutional Class and Class M shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of Class A, C, S and Institutional Class shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Global Real Estate Securities Fund — Class A [] FTSE EPRA/NAREIT Developed Index+

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.

+ The FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into U.S. dollars using Reuters closing price.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class	Class M
Net Asset Value: 12/31/11	$6.67	$6.70	$6.68	$6.66	$6.67
2/28/11 (commencement of operations of Class M)	$—	$—	$—	$—	$7.70
12/31/10	$7.51	$7.54	$7.49	$7.50	$—
Distribution Information Twelve Months as of 12/31/11: Income Dividends	$.24	$.18	$.24	$.27	$.25

Morningstar Rankings — Global Real Estate Funds Category as of 12/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	85	of	169	50
3-Year	52	of	144	36
5-Year	51	of	93	54
Class C 1-Year	95	of	169	56
3-Year	81	of	144	56
5-Year	64	of	93	68
Class S 1-Year	75	of	169	44
3-Year	44	of	144	30
5-Year	49	of	93	52
Institutional Class 1-Year	77	of	169	45
3-Year	41	of	144	28
5-Year	46	of	93	49

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of December 31, 2011
	Shares	Value ($)

Common Stocks 99.2%
Australia 8.8%
BGP Holdings PLC*	11,394,023	0
Charter Hall Office REIT	1,193,583	4,288,292
Commonwealth Property Office Fund	4,159,053	4,059,793
Goodman Group	9,904,960	5,764,889
GPT Group	2,727,634	8,557,721
Investa Office Fund	4,948,520	3,033,893
Mirvac Group (Units)	2,560,599	3,089,054
Stockland (Units)	3,658,123	11,920,284
Westfield Group (Units)	2,253,297	18,006,784
Westfield Retail Trust	4,769,725	12,133,455
(Cost $77,943,542)		70,854,165
Brazil 0.2%
BHG SA — Brazil Hospitality Group* (Cost $2,410,270)	216,553	1,799,529
Canada 3.7%
Boardwalk Real Estate Investment Trust (a)	83,100	4,114,419
Canadian Real Estate Investment Trust (a)	154,050	5,353,001
Chartwell Seniors Housing Real Estate Investment Trust	926,750	7,732,393
First Capital Realty, Inc. (a)	123,600	2,098,925
H&R Real Estate Investment Trust (Units) (a)	478,500	10,925,065
(Cost $29,663,363)		30,223,803
Channel Islands 0.4%
Camper & Nicholsons Marina Investments Ltd.*	1,550,000	324,965
LXB Retail Properties PLC*	2,000,000	3,242,649
(Cost $5,308,376)		3,567,614
China 0.5%
Country Garden Holdings Co., Ltd. (a)	4,726,000	1,766,936
Longfor Properties Co., Ltd.	1,618,500	1,833,058
(Cost $4,729,407)		3,599,994
France 4.6%
ICADE (a)	103,750	8,150,781
Klepierre	280,000	7,954,834
Unibail-Rodamco SE	118,000	21,119,050
(Cost $45,356,838)		37,224,665
Germany 0.5%
DIC Asset AG	145,000	1,005,830
GSW Immobilien AG*	115,000	3,328,738
(Cost $4,813,146)		4,334,568
Hong Kong 11.7%
China Overseas Land & Investment Ltd.	5,920,480	9,926,931
China Resources Land Ltd.	2,674,000	4,296,463
Hang Lung Properties Ltd.	2,412,000	6,857,494
Hongkong Land Holdings Ltd.	2,202,000	9,968,317
Hysan Development Co., Ltd.	88,000	288,247
Link REIT	3,184,000	11,731,662
New World Development Co., Ltd.	3,292,000	2,642,535
Sino Land Co., Ltd.	4,347,200	6,185,576
Sun Hung Kai Properties Ltd.	2,746,000	34,274,362
Wharf Holdings Ltd.	1,895,000	8,573,996
(Cost $120,115,941)		94,745,583
Japan 8.4%
Advance Residence Investment Corp.	408	787,606
AEON Mall Co., Ltd.	43,000	911,357
Daiwahouse Residential Investment Corp.	134	832,061
Japan Real Estate Investment Corp.	644	5,018,652
Japan Retail Fund Investment Corp.	2,777	4,113,782
Mitsubishi Estate Co., Ltd.	1,235,000	18,426,125
Mitsui Fudosan Co., Ltd.	1,097,000	15,965,374
Nippon Building Fund, Inc.	694	5,678,810
Sumitomo Realty & Development Co., Ltd.	597,000	10,438,795
Tokyo Tatemono Co., Ltd.*	518,000	1,565,498
United Urban Investment Corp.	3,790	4,296,396
(Cost $85,594,146)		68,034,456
Netherlands 1.3%
Corio NV	165,000	7,143,739
Eurocommercial Properties NV (CVA) (a)	45,000	1,424,092
Wereldhave NV	25,000	1,654,303
(Cost $14,665,734)		10,222,134
Norway 0.4%
Norwegian Property ASA (Cost $5,229,421)	2,600,000	3,196,192
Philippines 0.1%
Megaworld Corp. (Cost $882,827)	20,452,670	794,455
Singapore 3.2%
Ascendas Real Estate Investment Trust	2,438,000	3,441,368
CapitaCommercial Trust	3,029,000	2,459,402
CapitaLand Ltd.	3,982,500	6,766,817
CapitaMall Trust	4,528,000	5,924,864
City Developments Ltd.	672,000	4,600,667
Global Logistic Properties Ltd.*	2,138,000	2,886,298
(Cost $33,270,252)		26,079,416
Sweden 0.7%
Fastighets AB Balder "B"*	570,000	2,094,445
Hufvudstaden AB "A"	375,000	3,814,991
(Cost $6,361,813)		5,909,436
Switzerland 0.6%
Swiss Prime Site AG* (Cost $5,136,658)	59,500	4,467,393
United Kingdom 4.9%
British Land Co. PLC	1,180,000	8,437,570
Conygar Investment Co. PLC	521,386	790,312
Development Securities PLC	980,000	2,282,362
Hammerson PLC	1,175,000	6,540,402
Land Securities Group PLC	720,000	7,078,882
Max Property Group PLC*	1,340,000	1,953,354
Metric Property Investments PLC	1,730,160	2,283,387
Safestore Holdings PLC	2,050,000	3,175,821
Segro PLC	800,000	2,587,378
South African Property Opportunities PLC*	1,540,000	1,225,705
Terrace Hill Group PLC*	2,000,000	481,259
UNITE Group PLC	1,215,629	3,161,604
(Cost $54,711,797)		39,998,036
United States 49.2%
Apartment Investment & Management Co. "A" (REIT) (a)	205,500	4,708,005
AvalonBay Communities, Inc. (REIT) (a)	147,856	19,309,994
Boston Properties, Inc. (REIT) (a)	212,250	21,140,100
BRE Properties, Inc. (REIT) (a)	294,312	14,856,870
Brookdale Senior Living, Inc.* (a)	288,716	5,020,771
Camden Property Trust (REIT) (a)	293,429	18,263,021
Chesapeake Lodging Trust (REIT) (a)	125,250	1,936,365
Colonial Properties Trust (REIT) (a)	156,250	3,259,375
DDR Corp. (REIT)	1,439,050	17,513,238
Digital Realty Trust, Inc. (REIT) (a)	132,150	8,810,440
DuPont Fabros Technology, Inc. (REIT)	162,600	3,938,172
Equity Lifestyle Properties, Inc. (REIT)	112,050	7,472,614
Equity Residential (REIT)	58,800	3,353,364
Extra Space Storage, Inc. (REIT) (a)	63,950	1,549,509
Federal Realty Investment Trust (REIT) (a)	134,513	12,207,055
General Growth Properties, Inc. (REIT) (a)	616,500	9,259,830
HCP, Inc. (REIT) (a)	156,750	6,494,152
Health Care REIT, Inc. (REIT) (a)	449,150	24,492,149
Home Properties, Inc. (REIT) (a)	92,700	5,336,739
Host Hotels & Resorts, Inc. (REIT)	567,405	8,380,572
Liberty Property Trust (REIT) (a)	202,450	6,251,656
LTC Properties, Inc. (REIT) (a)	172,350	5,318,721
Mack-Cali Realty Corp. (REIT)	112,350	2,998,622
Pebblebrook Hotel Trust (REIT) (a)	317,575	6,091,088
Post Properties, Inc. (REIT)	79,000	3,453,880
Prologis, Inc. (REIT) (a)	517,096	14,783,775
PS Business Parks, Inc. (REIT)	56,650	3,140,110
Public Storage (REIT) (a)	195,550	26,293,653
Senior Housing Properties Trust (REIT)	341,698	7,667,703
Simon Property Group, Inc. (REIT) (a)	443,387	57,170,320
SL Green Realty Corp. (REIT) (a)	253,549	16,896,505
Strategic Hotels & Resorts, Inc. (REIT)*	1,177,089	6,320,968
Sunstone Hotel Investors, Inc. (REIT)*	220,850	1,799,928
Tanger Factory Outlet Centers, Inc. (REIT) (a)	398,624	11,687,656
Taubman Centers, Inc. (REIT) (a)	130,600	8,110,260
Vornado Realty Trust (REIT) (a)	296,500	22,788,990
(Cost $377,568,022)		398,076,170
Total Common Stocks (Cost $873,761,553)		803,127,609

Securities Lending Collateral 23.6%
Daily Assets Fund Institutional, 0.18% (b) (c) (Cost $190,972,109)	190,972,109	190,972,109

Cash Equivalents 0.2%
Central Cash Management Fund, 0.07% (b) (Cost $1,074,107)	1,074,107	1,074,107

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,065,807,769)+	123.0	995,173,825
Other Assets and Liabilities, Net (a)	(23.0)	(185,770,962)
Net Assets	100.0	809,402,863

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.

+ The cost for federal income tax purposes was $1,099,149,020. At December 31, 2011, net unrealized depreciation for all securities based on tax cost was $103,975,195. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,773,019 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $138,748,214.

(a) All or a portion of these securities were on loan amounting to $185,591,920. In addition, included in other assets and liabilities, net is a pending sale, amounting to $20,596, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $185,612,516, which is 22.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$70,854,165	$0	$70,854,165
Brazil	1,799,529	—	—	1,799,529
Canada	30,223,803	—	—	30,223,803
Channel Islands	—	3,567,614	—	3,567,614
China	—	3,599,994	—	3,599,994
France	—	37,224,665	—	37,224,665
Germany	—	4,334,568	—	4,334,568
Hong Kong	—	94,745,583	—	94,745,583
Japan	—	68,034,456	—	68,034,456
Netherlands	—	10,222,134	—	10,222,134
Norway	—	3,196,192	—	3,196,192
Philippines	—	794,455	—	794,455
Singapore	—	26,079,416	—	26,079,416
Sweden	—	5,909,436	—	5,909,436
Switzerland	—	4,467,393		4,467,393
United Kingdom	—	39,998,036	—	39,998,036
United States	398,076,170	—	—	398,076,170
Short-Term Investments (d)	192,046,216	—	—	192,046,216
Total	$622,145,718	$373,028,107	$0	$995,173,825

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
Common Stocks
Australia
Balance as of December 31, 2010	$0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	0
Amortization premium/discount	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of December 31, 2011	$0
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2011	$0

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $873,761,553) — including $185,591,920 of securities loaned	$803,127,609
Investment in Daily Assets Fund Institutional (cost $190,972,109)*	190,972,109
Investment in Central Cash Management Fund (cost $1,074,107)	1,074,107
Total investments in securities, at value (cost $1,065,807,769)	995,173,825
Foreign currency, at value (cost $3,824,832)	3,840,518
Receivable for investments sold	3,948,775
Receivable for Fund shares sold	1,789,988
Dividends receivable	3,412,459
Interest receivable	46,019
Foreign taxes recoverable	25,679
Due from Advisor	40,985
Other assets	70,519
Total assets	1,008,348,767
Liabilities
Payable upon return of securities loaned	190,972,109
Payable for investments purchased	4,264,849
Payable for Fund shares redeemed	2,091,086
Accrued management fee	543,448
Other accrued expenses and payables	1,074,412
Total liabilities	198,945,904
Net assets, at value	$809,402,863
Net Assets Consist of
Accumulated distributions in excess of net investment income	(2,853,224)
Net unrealized appreciation (depreciation) on: Investments	(70,633,944)
Foreign currency	12,970
Accumulated net realized gain (loss)	(406,903,062)
Paid-in capital	1,289,780,123
Net assets, at value	$809,402,863

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($548,531,721 ÷ 82,229,010 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.67
Maximum offering price per share (100 ÷ 94.25 of $6.67)	$7.08
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,628,895 ÷ 2,332,648 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.70
Class S Net Asset Value, offering and redemption price(a) per share ($41,282,760 ÷ 6,177,700 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.68
Class M Net Asset Value, offering and redemption price(a) per share ($35,815,989 ÷ 5,372,412 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.67
Institutional Class Net Asset Value, offering and redemption price(a) per share ($168,143,498 ÷ 25,243,702 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.66

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,390,609)	$25,341,807
Interest	38,617
Income distributions — Central Cash Management Fund	10,926
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	546,707
Total income	25,938,057
Expenses: Management fee	9,675,840
Administration fee	975,648
Services to shareholders	1,375,463
Distribution and service fees	1,614,075
Custodian fee	337,866
Professional fees	145,105
Reports to shareholders	161,036
Registration fees	121,208
Trustees' fees and expenses	34,898
Other	111,496
Total expenses before expense reductions	14,552,635
Expense reductions	(2,160,991)
Total expenses after expense reductions	12,391,644
Net investment income	13,546,413
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	70,322,399
Capital gain dividend received	1,508,098
Foreign currency	(260,718)
Payments by affiliate (see Note J)	4,626
71,574,405
Change in net unrealized appreciation (depreciation) on: Investments	(172,112,988)
Foreign currency	(49,071)
(172,162,059)
Net gain (loss)	(100,587,654)
Net increase (decrease) in net assets resulting from operations	$(87,041,241)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$13,546,413	$16,006,142
Net realized gain (loss)	71,574,405	96,970,815
Change in net unrealized appreciation (depreciation)	(172,162,059)	19,062,158
Net increase (decrease) in net assets resulting from operations	(87,041,241)	132,039,115
Distributions to shareholders from: Net investment income: Class A	(19,172,705)	(21,616,609)
Class C	(424,444)	(866,370)
Class S	(1,487,070)	(5,413,355)
Class M	(1,378,706)	—
Institutional Class	(6,526,169)	(13,321,125)
Total distributions	(28,989,094)	(41,217,459)
Fund share transactions: Proceeds from shares sold	403,346,298	303,815,545
Net assets acquired in tax-free reorganization	111,405,500	—
Reinvestment of distributions	27,565,585	37,452,178
Payments for shares redeemed	(530,204,158)	(216,855,248)
Redemption fees	13,572	11,534
Net increase (decrease) in net assets from Fund share transactions	12,126,797	124,424,009
Increase (decrease) in net assets	(103,903,538)	215,245,665
Net assets at beginning of period	913,306,401	698,060,736
Net assets at end of period (including accumulated distributions in excess of net investment income of $2,853,224 and $20,276,713, respectively)	$809,402,863	$913,306,401

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$7.51	$6.73	$5.38	$10.50	$12.22
Income (loss) from investment operations: Net investment incomea	.10	.13	.13	.16	.13
Net realized and unrealized gain (loss)	(.70)	.99	1.84	(5.27)	(1.05)
Total from investment operations	(.60)	1.12	1.97	(5.11)	(.92)
Less distributions from: Net investment income	(.24)	(.34)	(.62)	(.00 )*	(.63)
Net realized gains	—	—	—	—	(.17)
Return of capital	—	—	—	(.01)	—
Total distributions	(.24)	(.34)	(.62)	(.01)	(.80)
Redemption fee	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.67	$7.51	$6.73	$5.38	$10.50
Total Return (%)b,c	(7.85)	17.16	36.71	(48.64)	(7.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	549	500	371	226	424
Ratio of expenses before expense reductions (%)	1.58	1.67	1.75	1.73	1.71
Ratio of expenses after expense reductions (%)	1.38	1.47	1.44	1.50	1.51
Ratio of net investment income (%)	1.31	1.91	2.22	1.92	1.14
Portfolio turnover rate (%)	113	104	114	77	71
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended December 31,
Class C	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$7.54	$6.75	$5.40	$10.62	$12.23
Income (loss) from investment operations: Net investment incomea	.04	.08	.10	.09	.03
Net realized and unrealized gain (loss)	(.70)	.99	1.81	(5.31)	(1.06)
Total from investment operations	(.66)	1.07	1.91	(5.22)	(1.03)
Less distributions from: Net investment income	(.18)	(.28)	(.56)	—	(.41)
Net realized gains	—	—	—	—	(.17)
Total distributions	(.18)	(.28)	(.56)	—	(.58)
Redemption fee	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.70	$7.54	$6.75	$5.40	$10.62
Total Return (%)b,c	(8.61)	16.19	35.68	(49.15)	(8.67)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	23	25	30	90
Ratio of expenses before expense reductions (%)	2.40	2.47	2.56	2.49	2.42
Ratio of expenses after expense reductions (%)	2.20	2.25	2.21	2.26	2.40
Ratio of net investment income (%)	.48	1.12	1.45	1.16	.25
Portfolio turnover rate (%)	113	104	114	77	71
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended December 31,
Class S	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$7.49	$6.71	$5.37	$10.50	$12.23
Income (loss) from investment operations: Net investment incomea	.11	.14	.14	.18	.16
Net realized and unrealized gain (loss)	(.68)	.99	1.84	(5.27)	(1.06)
Total from investment operations	(.57)	1.13	1.98	(5.09)	(.90)
Less distributions from: Net investment income	(.24)	(.35)	(.64)	(.03)	(.66)
Net realized gains	—	—	—	—	(.17)
Return of capital	—	—	—	(.01)	—
Total distributions	(.24)	(.35)	(.64)	(.04)	(.83)
Redemption fee	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.68	$7.49	$6.71	$5.37	$10.50
Total Return (%)b	(7.45)	17.20	37.13	(48.48)	(7.72)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	118	96	77	123
Ratio of expenses before expense reductions (%)	1.60	1.86	1.83	1.87	1.70
Ratio of expenses after expense reductions (%)	1.13	1.35	1.29	1.26	1.35
Ratio of net investment income (%)	1.47	2.02	2.37	2.16	1.29
Portfolio turnover rate (%)	113	104	114	77	71
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Class M	Period Ended 12/31/11a
Selected Per Share Data
Selected Per Share Data
Net asset value, beginning of period	$7.70
Income (loss) from investment operations: Net investment incomeb	.09
Net realized and unrealized gain (loss)	(.87)
Total from investment operations	(.78)
Less distributions from: Net investment income	(.25)
Redemption fee	.00	***
Net asset value, end of period	$6.67
Total Return (%)c	(9.97	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36
Ratio of expenses before expense reductions (%)	1.27	*
Ratio of expenses after expense reductions (%)	1.07	*
Ratio of net investment income (%)	1.41	*
Portfolio turnover rate (%)	113
a For the period from February 28, 2011 (commencement of operations of Class M) to December 31, 2011.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Years Ended December 31,
Institutional Class	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$7.50	$6.72	$5.38	$10.49	$12.23
Income (loss) from investment operations: Net investment incomea	.12	.17	.15	.18	.17
Net realized and unrealized gain (loss)	(.69)	.99	1.83	(5.25)	(1.07)
Total from investment operations	(.57)	1.16	1.98	(5.07)	(.90)
Less distributions from: Net investment income	(.27)	(.38)	(.64)	(.03)	(.67)
Net realized gains	—	—	—	—	(.17)
Return of capital	—	—	—	(.01)	—
Total distributions	(.27)	(.38)	(.64)	(.04)	(.84)
Redemption fee	.00 *	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.66	$7.50	$6.72	$5.38	$10.49
Total Return (%)b	(7.48)	17.59	37.07	(48.34)	(7.64)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	168	272	206	158	180
Ratio of expenses before expense reductions (%)	1.22	1.20	1.24	1.27	1.30
Ratio of expenses after expense reductions (%)	1.02	1.00	1.17	1.26	1.29
Ratio of net investment income (%)	1.62	2.37	2.49	2.16	1.35
Portfolio turnover rate (%)	113	104	114	77	71
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF Global Real Estate Securities Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds (the "Predecessor Fund"). On April 29, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to April 29, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Class M shares were created especially for former shareholders of DWS RREEF World Real Estate Fund, Inc. in connection with the merger into the Fund, and are not available for additional purchase by shareholders. Class M shares will convert into Class S shares after one year following the merger (see Notes H and I).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $369,314,000 of pre-enactment losses including $29,879,000 inherited from its merger with DWS RREEF World Real Estate Fund, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($119,170,000) and December 31, 2017 ($250,144,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2011 through December 31, 2011, the Fund elects to defer qualified late year losses of approximately $6,947,000 of net realized short-term capital losses and approximately $415,000 of net ordinary losses. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. With respect to the Fund's investment in passive foreign investment companies, for U.S. tax purposes, such investments may, among other things, cause the Fund to recognize and distribute taxable income without a corresponding receipt of cash as a result of recognizing certain unrealized gains at year end as ordinary income that would have otherwise been treated as capital gain upon disposition. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(369,314,000)
Net unrealized appreciation (depreciation) on investments	$(103,975,195)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$28,989,094	$41,217,459

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Classes A, C, S and Institutional shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. In addition, the Fund imposed a redemption fee of 0.5% of the total redemption amount on Class M shares redeemed or exchanged prior to August 28, 2011. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a United States Real Estate Investment Trust ("U.S. REIT") investment based on information provided by the U.S. REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a U.S. REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from U.S. REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $1,094,211,179 and $1,194,858,057, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	1.000%
Next $500 million of such net assets	.985%
Next $1 billion of such net assets	.960%
Over $2 billion of such net assets	.945%

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to investment subadvisory agreements between RREEF and Deutsche Alternative Asset Management (Global) Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the Fund. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund's investments in specific foreign markets. The subadvisor pays each sub-subadvisor for its services from the investment advisory fee it receives from the Advisor.

For the period from January 1, 2011 through December 31, 2011, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	1.50%
Class C	2.25%
Class S	1.35%
Institutional Class	1.25%

For the period from January 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.20% of the Fund's average daily net assets.

For the period from February 28, 2011 through February 27, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class M shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.41%.

Effective from October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	1.49%
Class C	2.24%
Class S	1.34%
Institutional Class	1.24%

Accordingly, for the year ended December 31, 2011, the Advisor waived a portion of its management fee aggregating $1,951,297, and the amount charged aggregated $7,724,543, which was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $975,648, of which $68,418 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2011
Class A	$177,708	$—	$14,099
Class C	22,864	1,555	2,013
Class S	167,155	167,155	—
Class M	18,058	—	3,051
Institutional Class	7,884	—	1,451
	$393,669	$168,710	$20,614

For the year ended December 31, 2011, the Advisor reimbursed Class S $40,984 of sub-recordkeeping expense.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2011
Class C	$151,547	$10,084

In addition, DIDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2011	Annual Effective Rate
Class A	$1,412,090	$363,140	.24%
Class C	50,438	11,637	.25%
	$1,462,528	$374,777

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2011 aggregated $3,760.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on a rate of 1% for Class C of the value of the shares redeemed. For the year ended December 31, 2011, the CDSC for Class C shares aggregated $2,088. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2011, DIDI received $148 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $27,737, of which $7,035 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2011, DWS Alternative Asset Allocation Fund held approximately 10% of the outstanding shares of the Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

F. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	40,024,003	$301,377,331	23,560,576	$163,807,855
Class C	256,239	1,914,635	394,411	2,771,008
Class S	3,282,990	24,594,941	7,450,027	52,212,526
Class M**	164	1,083	—	—
Institutional Class	10,115,188	75,458,308	12,331,387	85,024,156
		$403,346,298		$303,815,545
Shares issued in tax-free reorganization*
Class M	14,468,437	$111,405,500	—	$—
		$111,405,500		$—
Shares issued to shareholders in reinvestment of distributions
Class A	2,972,731	$19,084,861	2,976,603	$21,223,608
Class C	56,688	365,634	95,884	682,978
Class S	178,923	1,150,473	636,493	4,528,961
Class M**	145,027	931,078	—	—
Institutional Class	941,270	6,033,539	1,545,032	11,016,631
		$27,565,585		$37,452,178
Shares redeemed
Class A	(27,346,356)	$(196,282,703)	(15,113,024)	$(105,278,302)
Class C	(1,038,764)	(7,596,053)	(1,092,578)	(7,566,396)
Class S	(13,104,336)	(100,871,562)	(6,643,477)	(46,363,021)
Class M**	(9,241,216)	(70,169,484)	—	—
Institutional Class	(22,069,162)	(155,284,356)	(8,239,299)	(57,647,529)
		$(530,204,158)		$(216,855,248)
Redemption fees		$13,572		$11,534
Net increase (decrease)
Class A	15,650,378	$124,187,915	11,424,155	$79,762,067
Class C	(725,837)	(5,315,330)	(602,283)	(4,111,944)
Class S	(9,642,423)	(75,123,000)	1,443,043	10,380,292
Class M**	5,372,412	42,168,177	—	—
Institutional Class	(11,012,704)	(73,790,965)	5,637,120	38,393,594
		$12,126,797		$124,424,009

* On February 28, 2011, DWS RREEF World Real Estate Fund, Inc. was acquired by the Fund through a tax-free reorganization (see Note H).

** For the period from February 28, 2011 (commencement of operations of Class M) to December 31, 2011.

H. Acquisition of Assets

On February 28, 2011, the Fund acquired all of the net assets of DWS RREEF World Real Estate Fund, Inc. pursuant to a plan of reorganization approved by shareholders on January 12, 2011. The acquisition was accomplished by a tax-free exchange of 5,940,121 shares of DWS RREEF World Real Estate Fund, Inc. for 14,468,437 shares of the Fund, outstanding on February 28, 2011. DWS RREEF World Real Estate Fund's net assets at that date, $111,405,500, including $5,624,484 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,012,855,381. The combined net assets of the Fund immediately following the acquisition were $1,124,260,881.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition had been completed on January 1, 2011, the Fund's pro forma results of operations for the year ended December 31, 2011, are as follows:
Net investment income*	$13,666,677
Net gain (loss) on investments	$(98,675,279)
Net increase (decrease) in net assets resulting from operations	$(85,008,602)

* Net investment income includes $8,558 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS RREEF World Real Estate Fund, Inc. that have been included in the Fund's Statement of Operations since February 28, 2011.

I. Subsequent Event

Effective as of close of business on February 24, 2012, the Fund's Class M shares automatically convert to Class S shares.

J. Payments by Affiliates

During the year ended December 31, 2011, the Advisor fully reimbursed the Fund $4,626 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS RREEF Global Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Global Real Estate Securities Fund (the "Fund") at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts February 24, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

·Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A	Class C	Class S	Class M	Institutional Class
Beginning Account Value 7/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$872.70	$869.00	$876.30	$875.30	$873.90
Expenses Paid per $1,000*	$6.61	$10.27	$3.17	$4.44	$5.01
Hypothetical 5% Fund Return	Class A	Class C	Class S	Class M	Institutional Class
Beginning Account Value 7/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,018.15	$1,014.22	$1,021.83	$1,020.47	$1,019.86
Expenses Paid per $1,000*	$7.12	$11.07	$3.41	$4.79	$5.40

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Class M	Institutional Class
DWS RREEF Global Real Estate Securities Fund	1.40%	2.18%	.67%	.94%	1.06%

For more information, please refer to the Fund's prospectuses.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS RREEF Global Real Estate Securities Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS"), the sub-advisory agreement (the "Sub-Advisory Agreement") between DWS and RREEF America L.L.C. ("RREEF"), an affiliate of DWS, and the sub-sub-advisory agreements (the "Sub-Sub-Advisory Agreements," and together with the Agreement and the Sub-Advisory Agreement, the "Agreements") between RREEF and each of Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (collectively, the "Sub-Sub-Advisors"), all affiliates of DWS, in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS, RREEF and the Sub-Sub-Advisors are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, RREEF's and the Sub-Sub-Advisors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, RREEF and the Sub-Sub-Advisors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one- and three-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and three-year periods ended December 31, 2010. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund's performance relative to its benchmark than some of the additional comparative data.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, RREEF and the Sub-Sub-Advisors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory and sub-sub-advisory fee schedules, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory and sub-sub-advisory fees paid to RREEF and the Sub-Sub-Advisors, the Board noted that the fees are paid by DWS and RREEF, respectively, out of their fees and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Trustees also observed that the Lipper expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that, in connection with the 2011 contract renewal process, DWS agreed to waive a portion (0.20%) of the Fund's management fee through September 30, 2012.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, RREEF and the Sub-Sub-Advisors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.
Pursuant to agreements between RREEF and Deutsche Alternatives Asset Management (Global) Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors, which are indirect, wholly owned subsidiaries of Deutsche Bank AG, act under the supervision of the Board, DIMA and RREEF. RREEF allocates, and reallocates as it deems appropriate, the fund's assets among the sub-subadvisors.
Deutsche Alternatives Asset Management (Global) Limited evaluates stock selections for the European portion of the fund's portfolio. Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited evaluate stock selections for the Asian and Australian portions of the fund's portfolio, respectively.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	RRGAX	RRGCX	RRGTX	RRGIX
CUSIP Number	23337G 118	23337G 126	23337G 134	23337G 142
Fund Number	456	756	2365	811

Notes

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DRGRESF-2
(R-025786-1 2/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$64,631	$0	$0	$3,088
2010	$64,631	$0	$0	$1,602

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$3,088	$0	$0	$3,088
2010	$1,602	$0	$0	$1,602

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 29, 2012